UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: November 13, 2007

____________________________

Commission file number 1-8198

HSBC Finance Corporation

(Exact name of registrant as specified in its charter)

Delaware	86-1052062
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
2700 Sanders Road, Prospect Heights, Illinois	60070
(Address of principal executive offices)	(Zip Code)

(847) 564-5000 Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

HSBC Finance Corporation (the "Registrant") intends to file its Form 10-Q for the quarter ended September 30, 2007 and a Form 8-K that contains slides pertaining to the financial results of the Registrant presented on an International Financial Reporting Standards (“IFRSs”) Management Basis on the morning of November 14, 2007. The Form 10-Q and the Form 8-K are collectively referred to herein as "the Reports". Under applicable regulatory requirements, the Reports must be filed with the London and Hong Kong Stock Exchanges prior to the time the Reports will be available on EDGAR when the EDGAR system updates overnight filings at 6 a.m. EST on November 14, 2007. In order to assure that all investors in the Registrant's securities have simultaneous access to the Reports, the Registrant intends to have the Reports posted on its website on the morning of November 14, 2007 prior to their availability on EDGAR.

The Form 10-Q and Form 8-K referred to above will be posted to the HSBC Finance Corporation website at www.hsbcusa.com/hsbc_finance/financial_reports.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC FINANCE CORPORATION (Registrant)
By:	/s/ Patrick D. Schwartz
Name: Title:	Patrick D. Schwartz Vice President and Deputy General Counsel – Corporate

Dated: November 13, 2007

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